SEPARATION AGREEMENT.AND GENERAL RELEASE

Old 97 Company, 4829 East Seventh Avenue Tampa, Florida, its parent corporation, affiliates, subsidiaries, divisions.
successors and assigns and the employees, officers, directors and agents thereof (collectively referred to throughout this Agreement as "Employer"), and Lucille Murphy, 2525 Maryland
Avenue, Tampa, FL, ("Employee") agree that:

          1. Last Day of Employment. Employee's last day of employment with Employer is November 17, 2000.

          2. Consideration. In consideration for the Employee signing this Agreement and General Release and compliance with the promises made herein, Employer agrees:

              a. to pay to Employee over a 36 month period three hundred ninety thousand Dollars and no Cents ($390,000), less lawful deductions, in accordance with company payroll policies after receiving the letter from Employee in the form attached hereto as Exhibit "A"; and

              b. if Employee elects to continue medical coverage under the AETNA Plan in accordance with the continuation requirements of COBRA, the Employer shall pay for the cost of said coverage beginning on the last day of employment and ending on December 31, 2000. Thereafter, Employee shall be entitled to elect to continue such COBRA coverage for the remainder of the COBRA period, at her own expense.

          3. No Consideration Absent Execution of this Agreement. Employee understands and agrees that she would not receive the monies and/or benefits specified in paragraph "2" above, except for her execution of this Agreement and General Release and the fulfullment of the promises containced herein.

          4. Revocation. Employee may revoke this Agreement and General Release for a period of seven (7) days following the day she executes this Agreement and General Release. Any revokation within this period must be submitted, in writing, to Employer - Attn. Frank Ferola and state, "I hereby revoke my acceptance of our Agreement and General Release." The revocation must be personally delivered to Employer - Attn. Frank Ferola or his designee, or mailed to Employer - Attn. Frank Ferola and postmarked within seven (7) days of execution of this Agreement and General Release. This Agreement and General Release shall not become effective or enforceable until the revocation period has expired. If the last day of the revocation period is a Saturday, Sunday or leagal holiday in Florida, then the revocation period shall not expire until the next folling day which is not a Saturday, Sunday or legal holiday.

          5. General Release of Claim. Employee knowingly and voluntarily releases and forever discharges Employer, of and from any and all claims, known and unknown, which against Employer, Employee, her heirs, executors, administrators, successors, and assigns (referred to collectively throughout this Agreement as "Employee") have or may have as of the day of execution of this Agreement and General Release, including, but not limited to, any alleged violation of:

          The National Labor Relations Act, as amended;

          Title VII of the Civil Rights Act of 1964, as amended;

          Sections 1981 through 1988 of Title 42 of the United
          States Code, as amended;

          the Employee Retirement Income Security Act of 1974, as amended;

          The Immigration Reform Control Act, as amended;

          The Age Discrimination in Employment Act of 1967, as amended;

          The Fair Labor Standards Act, as amended;

          The Occupational Safety and Health Act, as amended;

          The Family and Medical Leave Act of 1993;

          The Florida Civil Rights Act, as amended;

          The Florida Minimum Wage Law, as amended;

          Equal Pay Law for Florida, as amended;

          any other federal, state or local civil or human rights law or any other local, state or federal law, regulation or ordinance;

          any public policy, contract, tort, or common law; or

          any claims relating to the Employment Agreement effective January 1, 1996 and all applicable amendments by and among the Employee and Employer;

          any allegations for costs, fees, or other expenses including attorneys' fees incurred in these matters.

          6. No Claims Exist. Employee confirms that no claim, charge, complaint, or action exists in any forum or form. In the event that any such claim, charge, complaint or action is filed, Employee shall not be entitled to recover any relief or recovery therefrom, including costs and attorney's fees.

          7. Confidentiality. Employee agrees not to disclose any information regarding the existence or substance of this Agreement and General Release, except to an attorney with whom Employee chooses to consult regarding her consideration of this Agreement and General Release.

          8. No Future Application for Employment. Employee shall not apply in the future for employment with Employer.

          9. Governing Law and Interpretation. This Agreement and General Release shall be governed and conformed in accordance with the laws of the State of Florida without regard to its conflict of laws provision. Should any provision of this Agreement and General Release be declared illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforcable, excluding the general release language, such provision shall immediately become null and void, leeaving the remainder of this Agreement and General Release in full force and effect. In a claim, charge, complaint or action commenced, joined, or participated in by Employee where any portion of the general release language is ruled to be unenforceable for any reason, Employee agrees that all consideration paid hereunder shall be an offset against any monies Employee shall receive in connection with any such action.

          10. Nonadmission of Wrongdoing. Employee agrees that neither this Agreement and General Release nor the furnishing of the consideration for this Release shall be deemed or construed at anytime for any purpose as an admission by Employer of any liability or unlawful conduct of any kind.

          11. Amendment. This Agreement and General Release may not be modified, altered or changed except upon express written consent of both Parties wherein specific reference is made to this Agreement and General Release.

          12. Entire Agreement. This Agreement and General Release sets forth the entire agreement between the parties hereto, and fully supersedes any prior agreements or understandings between the parties. This Agreement additionally supercedes and terminates the Employment Agreement effective January 1, 1996 and all amendments thereof by and among the Employee and Employer with exception to Section 4.2 Confidentiality. Employee acknowledges that she has not relied on any representations, promises, or agreements of any kind made to her in connection with her decision to sign this Agreement and General Release, except for those set forth in this Agreement and General Release.

          EMPLOYEE HAS BEEN ADVISED THAT SHE HAS AT LEAST TWENTY-
ONE (21) DAYS TO CONSIDER THIS AGREEMENT AND GENERAL RELEASE AND
HAS BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO
EXECUTION OF THIS AGREEMENT AND GENERAL RELEASE.

          EMPLOYEE AGREES THAT ANY MODIFICATIONS, MATERIAL OR
OTHERWISE, MADE TO THIS AGREEMENT AND GENERAL RELEASE DO NOT
RESTART OR AFFECT IN ANY MANNER THE ORIGINAL TWENTY-ONE DAY
CONSIDERATION PERIOD.

          HAVING ELECTED TO EXECUTE THIS AGREEMENT AND GENERAL RELEASE, TO FULFULL THE PROMISES SET FORTH HEREIN, AND TO RECEIVE THEREBY THE SUMS AND BENEFITS SET FORTH IN PARAGRAPH "2" ABOVE, EMPLOYEE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS AGREEMENT AND GENERAL RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS SHE HAS OR MIGHT HAVE AGAINST EMPLOYER.

          IN WITNESS WHEREOF, the parties hereto knowingly and voluntarily executed this Agreement and General Release as of the date set forth below:

                                               Employee


                                  _______________________________
                                           Lucille Murphy
__________________________
Witness
                                  _______________________________
                                  Date
__________________________
Witness
                                               Employer

__________________________        By:____________________________
                                     Frank F. Ferola,
                                     President

Notary Public ____________        _______________________________
                                  Date